CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-32417.

                                                       Arthur Andersen LLP /s/

Hartford, Connecticut
March 25, 1998